   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 1996

                                                      REGISTRATION NO. 333-07573
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                GARGOYLES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          WASHINGTON                        3851                        91-1247269
   (STATE OF INCORPORATION)     (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER
                                 CLASSIFICATION CODE NUMBER)      IDENTIFICATION NUMBER)

                            5866 SOUTH 194TH STREET
                             KENT, WASHINGTON 98032
                                 (206) 872-6100
   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                STEVEN R. KINGMA
                    VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
                            SECRETARY AND TREASURER
                                GARGOYLES, INC.
                            5866 SOUTH 194TH STREET
                             KENT, WASHINGTON 98032
                                 (206) 872-6100
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

     STEWART M. LANDEFELD              CYNTHIA L. POPE               MICHAEL J. ERICKSON
      L. MICHELLE WILSON            114 W. Magnolia Street             LAURA A. BERTIN
         Perkins Coie                     4th Floor                   JONATHAN K. WRIGHT
1201 Third Avenue, 40th Floor    Bellingham, Washington 98225      Heller, Ehrman, White &
                                                                          McAuliffe
Seattle, Washington 98101-3099          (360) 671-5939               6100 Columbia Center
        (206) 583-8888                                                 701 Fifth Avenue
                                                                  Seattle, Washington 98104
                                                                        (206) 447-0900

                            ------------------------

     Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THIS
REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
- ------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
- ------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


         1.1       Form of Underwriting Agreement
         3.1       Form of Amended and Restated Articles of Incorporation currently in effect
                   (filed as Exhibit 3.1(b) to the registrant's initial filing)
         3.2(a)    Bylaws of the registrant currently in effect
         3.2(b)    Form of Bylaws of the registrant to become effective prior to the closing of the Offering
         5.1*      Opinion of Perkins Coie regarding legality of shares
        10.1*      Stock Purchase Agreement, dated as of March 14, 1995, among Gargoyles and certain other parties
        10.2       Indemnity Agreement, dated as of March 22, 1995, by Gargoyles, Inc., in favor of Trillium Corporation
        10.3       Amended and Restated Promissory Note, dated as of March 17, 1995, made by
                   Gargoyles, Inc. to Dennis Burns (the "Founder")
        10.4       Guaranty, dated March 17, 1995, by Conquest Sports, Inc. (formerly
                   Pro-Tec, Inc.) for the benefit of the Founder
        10.5       Guaranty by Gargoyles, Inc. for the benefit of the Founder
        10.6       Nondisclosure, Noncompetition and Indemnity Agreement, dated as of March
                   22, 1995, among Gargoyles, Inc., Conquest Sports, Inc., Antone
                   Manufacturing, Inc. and the Founder
        10.7       Credit Agreement, dated as of March 22, 1995, between U.S. Bank of
                   Washington, National Association and Gargoyles, Inc.
        10.8       Revolving Note, dated March 22, 1995, made by Gargoyles, Inc. to U.S. Bank of Washington, National Association
        10.9       Term Note, dated March 22, 1995, made by Gargoyles, Inc. to U.S. Bank of
                   Washington, National Association
        10.10      Security Agreement, dated March 22, 1995, between U.S. Bank of Washington,
                   National Association and Gargoyles, Inc.
        10.11      Limited Guaranty, dated March 22, 1995, by Trillium Corporation for the benefit of U.S. Bank of Washington, National Association
        10.12      Third Party Pledge Agreement, dated March 22, 1995, by Trillium
                   Corporation for the benefit of U.S. Bank of Washington, National
                   Association
        10.13      First Amendment to Credit Agreement, dated as of August 17, 1995, between
                   U.S. Bank of Washington, National Association and Gargoyles, Inc.
        10.14      Renewal Revolving Note, dated August 17, 1995, made by Gargoyles, Inc. to
                   U.S. Bank of Washington, National Association
        10.15      Second Amendment to Credit Agreement, dated as of December 15, 1995, between U.S. Bank of Washington, National Association and Gargoyles, Inc.
        10.16      Renewal Revolving Note, dated December 15, 1995, made by Gargoyles, Inc.
                   to U.S. Bank of Washington, National Association
        10.17      Third Amendment to Credit Agreement, dated as of February 13, 1996, between U.S. Bank of Washington, National Association and Gargoyles, Inc.
        10.18      Renewal Revolving Note, dated February 13, 1996, made by Gargoyles, Inc.
                   to U.S. Bank of Washington, National Association
        10.19      Acquisition Note, dated February 13, 1996, made by Gargoyles, Inc. to U.S.
                   Bank of Washington, National Association
        10.20      Amended and Restated Limited Guaranty, dated as of February 13, 1996, by
                   Trillium Corporation for the benefit of U.S. Bank of Washington, National
                   Association
        10.21      Pledge Agreement, dated as of February 13, 1996, by Gargoyles, Inc. for the benefit of U.S. Bank of Washington, National Association

        10.22      Third Party Pledge Agreement, dated as of February 13, 1996, by Trillium
                   Investors II, L.L.C. for the benefit of U.S. Bank of Washington, National
                   Association
        10.23      Indemnity Agreement, dated as of February 13, 1996, by Gargoyles, Inc. and
                   Trillium Corporation
        10.24      Stock Purchase Agreement, dated as of January 25, 1996, among Gargoyles,
                   Inc., H.S.C., Inc., Douglas B. Hauff, H.S.I., a California corporation, dba Hobie Sunglasses and the Sellers listed therein
        10.25      Industrial Real Estate Lease (Multi-Tenant Facility), dated October 12,
                   1995, between Gargoyles, Inc. and Cascade Investors
        10.26      Industrial Real Estate Lease (Single Tenant Facility), dated December 16,
                   1993, between Gargoyles, Inc. and DB&D Partnership
        10.27      Lease Amendment, dated as of March 17, 1995, between Gargoyles, Inc. and
                   DB&D Partnership
        10.28      Agreement, dated April 5, 1996, between Gargoyles, Inc. and Master Sports
                   Equipment GmbH
        10.29      Shareholders Agreement, dated as of March 22, 1995, among Gargoyles, Inc.,
                   Trillium Corporation, the Founder, Douglas Hauff and the other
                   Shareholders listed therein
        10.30      Amendment to Shareholders Agreement, dated as of December 8, 1995, among
                   Gargoyles, Inc. and the Shareholders listed therein
        10.31      Amendment to Shareholders Agreement, dated as of December 8, 1995, among
                   Gargoyles, Inc. and the Shareholders listed therein
        10.32      Gargoyles, Inc. Common Stock Purchase Warrant, dated January 1996, between
                   Gargoyles, Inc. and Wally Walker
        10.33      Amended and Restated Option Agreement, dated as of March 17, 1995, among
                   Gargoyles, Inc., the Founder and Douglas B. Hauff
        10.34      Assignment and Assumption of Amended and Restated Option Agreement, dated as of March 22, 1995, between the Founder and the Investors listed therein
        10.35      Option Agreement, dated as of March 22, 1995, between Douglas Hauff and the Investors listed therein
        10.36+     License Agreement between Gargoyles, Inc. and Dale Earnhardt
        10.37+     License Agreement, dated as of October 1995, as amended as of October 18,
                   1995, between Gargoyles, Inc. and Ken Griffey, Jr.
        10.38      Employment Agreement, dated as of March 22, 1995, between Gargoyles, Inc.
                   and Douglas B. Hauff
        10.39      Employment Agreement, dated as of March 22, 1995, between Gargoyles, Inc.
                   and Steven R. Kingma
        10.40      Employment Agreement, dated as of November 1, 1995, between Gargoyles,
                   Inc. and G. Travis Worth
        10.41      Employment Agreement, dated as of March 22, 1995, between Gargoyles, Inc.
                   and David W. Jobe
        10.42      Form of Indemnity Agreement between Gargoyles, Inc. and each of its directors
        10.43      1995 Stock Incentive Compensation Plan
        10.44      Form of Equipment Note made by Gargoyles, Inc. to U.S. Bank of Washington,
                   National Association
        10.45      Guaranty, dated as of March 7, 1995, by Gargoyles, Inc. to and for the benefit of Trillium Corporation
        10.46      Retail License Agreement, dated August 7, 1995, between Warner Bros.
                   Division of Time Warner Entertainment Company L.P. and Gargoyles, Inc., as
                   amended
        10.47      Amended and Restated Agreement Regarding Claim Rights, dated July 3, 1996, by and between the Founder, Gargoyles, Inc. and Conquest Sports, Inc.
        10.48+*    Ratification of Settlement Agreement and General Release, dated August 27,
                   1996
        10.49+*    Trademark License Agreement dated as of April 12, 1995
        10.50      Agreement for Purchase of Common Stock, dated as of May 17, 1996, among
                   Gargoyles, Inc., The Timberland Company, Douglas W. Lauer and the kindling company (formerly The D.W. Lauer Company)

        10.51      Promissory Note, dated May 17, 1996, made by Gargoyles, Inc. to the kindling company
        10.52      Contingent Demand Note, dated May 17, 1996, made by Gargoyles, Inc. to the kindling company
        10.53      Employment Agreement, effective as of May 17, 1996, between Douglas W.
                   Lauer and the kindling company
        10.54      Investor Rights Agreement, dated as of May 17, 1996, among The D.W. Lauer
                   Company, Douglas W. Lauer, Gargoyles, Inc. and The Timberland Company
        10.55+     License Agreement, dated as of May 17, 1996, among The Timberland Company,
                   Gargoyles, Inc. and the kindling company
        10.56      Incentive Pool Agreement, effective as of May 17, 1996, between Gargoyles,
                   Inc. and Douglas W. Lauer
        10.57      License Agreement, effective January 1, 1989, between Hobie Designs, Inc.
                   and H.S.I.
        10.58+     License Agreement, dated as of June 1996, between Scottie Pippen and
                   Gargoyles, Inc.
        10.59+     License Agreement, dated as of May 31, 1996, among Ixela, Inc., Alexi
                   Lalas and Gargoyles, Inc.
        10.60      Fourth Amendment to Credit Agreement, dated as of March 15, 1996, between
                   U.S. Bank of Washington, National Association and Gargoyles, Inc.
        10.61      Form of Promissory Note made by Gargoyles, Inc. to Trillium Corporation
        10.62      Fifth Amendment to Credit Agreement, dated as of June 25, 1996, between
                   U.S. Bank of Washington, National Association and Gargoyles, Inc.
        10.63      Renewal Revolving Note, dated June 25, 1996, made by Gargoyles, Inc. to
                   U.S. Bank of Washington, National Association
        10.64      Renewal Acquisition Note, dated June 25, 1996, made by Gargoyles, Inc. to
                   U.S. Bank of Washington, National Association
        10.65      Consent on behalf of Alexi Lalas
        10.66      Consent of Mike Jacoby
        10.67      Consent on behalf of Ken Griffey, Jr.
        10.68      Consent on behalf of Scottie Pippen
        10.69      Consent on behalf of Dale Earnhardt
        10.70      Consent on behalf of Michele Taggart
        10.71      Consent of Tommy Moe
        11.1       Computation of pro forma net income (loss) per share
        16.1       Letter regarding change in accountants
        21.1       Subsidiaries of the registrant
        23.1       Consent of Ernst & Young LLP, Independent Accountants
        23.2*      Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)
        24.1       Power of Attorney
        24.2       Power of Attorney for William D. Ruckelshaus
        27.1       Financial Data Schedule


- ---------------
+  Confidential Treatment Requested.

*  Filed herewith.

     (b) Financial Statement Schedules


     All schedules are omitted because they are inapplicable or the requested information is shown in the consolidated financial statements of the registrant or related notes thereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 12th day of September, 1996.


                                          GARGOYLES, INC.

                                          By: DOUGLAS B. HAUFF

                                            ------------------------------------
                                            Douglas B. Hauff, President
                                            and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated below on the 12th day of September, 1996.


                  SIGNATURE                                        TITLE
- ---------------------------------------------  ----------------------------------------------
              DOUGLAS B. HAUFF                 President, Chief Executive Officer and
- ---------------------------------------------  Director (Principal Executive Officer)
              Douglas B. Hauff
              STEVEN R. KINGMA                 Vice President, Chief Financial Officer,
- ---------------------------------------------  Secretary and Treasurer (Principal Financial
              Steven R. Kingma                 and Accounting Officer)
              *ERIK J. ANDERSON                Chairman of the Board
- ---------------------------------------------
               Erik J. Anderson
              *TIMOTHY C. POTTS                Director
- ---------------------------------------------
               Timothy C. Potts
           *WILLIAM D. RUCKELSHAUS             Director
- ---------------------------------------------
            William D. Ruckelshaus
              *PAUL S. SHIPMAN                 Director
- ---------------------------------------------
               Paul S. Shipman
              *WALTER F. WALKER                Director
- ---------------------------------------------
               Walter F. Walker
      *By             DOUGLAS B. HAUFF
- ---------------------------------------------
              Douglas B. Hauff
              Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                     SEQUENTIALLY
                                                                                       NUMBERED
EXHIBITS                                 DESCRIPTION                                     PAGE
- --------   ------------------------------------------------------------------------  ------------
 1.1       Form of Underwriting Agreement..........................................
 3.1       Form of Amended and Restated Articles of Incorporation currently in effect (filed as Exhibit 3.1(b) to the registrant's initial filing).....
 3.2(a)    Bylaws of the registrant currently in effect............................
 3.2(b)    Form of Bylaws of the registrant to become effective prior to the closing of the Offering.................................................
 5.1*      Opinion of Perkins Coie regarding legality of shares....................
10.1*      Stock Purchase Agreement, dated as of March 14, 1995, among Gargoyles and certain other parties...............................................
10.2       Indemnity Agreement, dated as of March 22, 1995, by Gargoyles, Inc., in favor of Trillium Corporation...........................................
10.3       Amended and Restated Promissory Note, dated as of March 17, 1995, made by Gargoyles, Inc. to Dennis Burns (the "Founder")......................
10.4       Guaranty, dated March 17, 1995, by Conquest Sports, Inc. (formerly
           Pro-Tec, Inc.) for the benefit of the Founder...........................
10.5       Guaranty by Gargoyles, Inc. for the benefit of the Founder..............
10.6       Nondisclosure, Noncompetition and Indemnity Agreement, dated as of March
           22, 1995, among Gargoyles, Inc., Conquest Sports, Inc., Antone
           Manufacturing, Inc. and the Founder.....................................
10.7       Credit Agreement, dated as of March 22, 1995, between U.S. Bank of
           Washington, National Association and Gargoyles, Inc. ...................
10.8       Revolving Note, dated March 22, 1995, made by Gargoyles, Inc. to U.S.
           Bank of Washington, National Association................................
10.9       Term Note, dated March 22, 1995, made by Gargoyles, Inc. to U.S. Bank of
           Washington, National Association........................................
10.10      Security Agreement, dated March 22, 1995, between U.S. Bank of
           Washington, National Association and Gargoyles, Inc. ...................
10.11      Limited Guaranty, dated March 22, 1995, by Trillium Corporation for the benefit of U.S. Bank of Washington, National Association................
10.12      Third Party Pledge Agreement, dated March 22, 1995, by Trillium
           Corporation for the benefit of U.S. Bank of Washington, National
           Association.............................................................
10.13      First Amendment to Credit Agreement, dated as of August 17, 1995, between U.S. Bank of Washington, National Association and Gargoyles,
           Inc. ...................................................................
10.14      Renewal Revolving Note, dated August 17, 1995, made by Gargoyles, Inc.
           to U.S. Bank of Washington, National Association........................
10.15      Second Amendment to Credit Agreement, dated as of December 15, 1995, between U.S. Bank of Washington, National Association and Gargoyles,
           Inc. ...................................................................
10.16      Renewal Revolving Note, dated December 15, 1995, made by Gargoyles, Inc.
           to U.S. Bank of Washington, National Association........................
10.17      Third Amendment to Credit Agreement, dated as of February 13, 1996, between U.S. Bank of Washington, National Association and Gargoyles,
           Inc. ...................................................................
10.18      Renewal Revolving Note, dated February 13, 1996, made by Gargoyles, Inc.
           to U.S. Bank of Washington, National Association........................

                                                                                     SEQUENTIALLY
                                                                                       NUMBERED
EXHIBITS                                 DESCRIPTION                                     PAGE
- --------   ------------------------------------------------------------------------  ------------
10.19      Acquisition Note, dated February 13, 1996, made by Gargoyles, Inc. to
           U.S. Bank of Washington, National Association...........................
10.20      Amended and Restated Limited Guaranty, dated as of February 13, 1996, by
           Trillium Corporation for the benefit of U.S. Bank of Washington,
           National Association....................................................
10.21      Pledge Agreement, dated as of February 13, 1996, by Gargoyles, Inc. for the benefit of U.S. Bank of Washington, National Association............
10.22      Third Party Pledge Agreement, dated as of February 13, 1996, by Trillium
           Investors II, L.L.C. for the benefit of U.S. Bank of Washington,
           National Association....................................................
10.23      Indemnity Agreement, dated as of February 13, 1996, by Gargoyles, Inc.
           and Trillium Corporation................................................
10.24      Stock Purchase Agreement, dated as of January 25, 1996, among Gargoyles,
           Inc., H.S.C., Inc., Douglas B. Hauff, H.S.I., a California corporation, dba Hobie Sunglasses and the Sellers listed therein.....................
10.25      Industrial Real Estate Lease (Multi-Tenant Facility), dated October 12,
           1995, between Gargoyles, Inc. and Cascade Investors.....................
10.26      Industrial Real Estate Lease (Single Tenant Facility), dated December
           16, 1993, between Gargoyles, Inc. and DB&D Partnership..................
10.27      Lease Amendment, dated as of March 17, 1995, between Gargoyles, Inc. and
           DB&D Partnership........................................................
10.28      Agreement, dated April 5, 1996, between Gargoyles, Inc. and Master
           Sports Equipment GmbH...................................................
10.29      Shareholders Agreement, dated as of March 22, 1995, among Gargoyles,
           Inc., Trillium Corporation, the Founder, Douglas Hauff and the other
           Shareholders listed therein.............................................
10.30      Amendment to Shareholders Agreement, dated as of December 8, 1995, among
           Gargoyles, Inc. and the Shareholders listed therein.....................
10.31      Amendment to Shareholders Agreement, dated as of December 8, 1995, among
           Gargoyles, Inc. and the Shareholders listed therein.....................
10.32      Gargoyles, Inc. Common Stock Purchase Warrant, dated January 1996, between Gargoyles, Inc. and Wally Walker................................
10.33      Amended and Restated Option Agreement, dated as of March 17, 1995, among
           Gargoyles, Inc., the Founder and Douglas B. Hauff.......................
10.34      Assignment and Assumption of Amended and Restated Option Agreement,
           dated as of March 22, 1995, between the Founder and the Investors listed therein.................................................................
10.35      Option Agreement, dated as of March 22, 1995, between Douglas Hauff and the Investors listed therein............................................
10.36+     License Agreement between Gargoyles, Inc. and Dale Earnhardt............
10.37+     License Agreement, dated as of October 1995, as amended as of October
           18, 1995, between Gargoyles, Inc. and Ken Griffey, Jr. .................
10.38      Employment Agreement, dated as of March 22, 1995, between Gargoyles,
           Inc. and Douglas B. Hauff...............................................
10.39      Employment Agreement, dated as of March 22, 1995, between Gargoyles,
           Inc. and Steven R. Kingma...............................................

                                                                                     SEQUENTIALLY
                                                                                       NUMBERED
EXHIBITS                                 DESCRIPTION                                     PAGE
- --------   ------------------------------------------------------------------------  ------------
10.40      Employment Agreement, dated as of November 1, 1995, between Gargoyles,
           Inc. and G. Travis Worth................................................
10.41      Employment Agreement, dated as of March 22, 1995, between Gargoyles,
           Inc. and David W. Jobe..................................................
10.42      Form of Indemnity Agreement between Gargoyles, Inc. and each of its directors...............................................................
10.43      1995 Stock Incentive Compensation Plan..................................
10.44      Form of Equipment Note made by Gargoyles, Inc. to U.S. Bank of
           Washington, National Association........................................
10.45      Guaranty, dated as of March 7, 1995, by Gargoyles, Inc. to and for the benefit of Trillium Corporation.........................................
10.46      Retail License Agreement, dated August 7, 1995, between Warner Bros.
           Division of Time Warner Entertainment Company L.P. and Gargoyles, Inc.,
           as amended..............................................................
10.47      Amended and Restated Agreement Regarding Claim Rights, dated July 3,
           1996, by and between the Founder, Gargoyles, Inc. and Conquest Sports,
           Inc. ...................................................................
10.48+*    Ratification of Settlement Agreement and General Release, dated as of
           August 27, 1996.........................................................
10.49+*    Trademark License Agreement dated as of April 12, 1995..................
10.50      Agreement for Purchase of Common Stock, dated as of May 17, 1996, among
           Gargoyles, Inc., The Timberland Company, Douglas W. Lauer and the
           kindling company (formerly The D.W. Lauer Company)......................
10.51      Promissory Note, dated May 17, 1996, made by Gargoyles, Inc. to the kindling company........................................................
10.52      Contingent Demand Note, dated May 17, 1996, made by Gargoyles, Inc. to the kindling company....................................................
10.53      Employment Agreement, effective as of May 17, 1996, between Douglas W.
           Lauer and the kindling company..........................................
10.54      Investor Rights Agreement, dated as of May 17, 1996, among The D.W.
           Lauer Company, Douglas W. Lauer, Gargoyles, Inc. and The Timberland
           Company.................................................................
10.55+     License Agreement, dated as of May 17, 1996, among The Timberland
           Company, Gargoyles, Inc. and the kindling company.......................
10.56      Incentive Pool Agreement, effective as of May 17, 1996, between
           Gargoyles, Inc. and Douglas W. Lauer....................................
10.57      License Agreement, effective January 1, 1989, between Hobie Designs,
           Inc. and H.S.I. ........................................................
10.58+     License Agreement, dated as of June 1996, between Scottie Pippen and
           Gargoyles, Inc. ........................................................
10.59+     License Agreement, dated as of May 31, 1996, among Ixela, Inc., Alexi
           Lalas and Gargoyles, Inc. ..............................................
10.60      Fourth Amendment to Credit Agreement, dated as of March 15, 1996, between U.S. Bank of Washington, National Association and Gargoyles,
           Inc. ...................................................................
10.61      Form of Promissory Note made by Gargoyles, Inc. to Trillium
           Corporation.............................................................
10.62      Fifth Amendment to Credit Agreement, dated as of June 25, 1996, between
           U.S. Bank of Washington, National Association and Gargoyles, Inc. ......

                                                                                     SEQUENTIALLY
                                                                                       NUMBERED
EXHIBITS                                 DESCRIPTION                                     PAGE
- --------   ------------------------------------------------------------------------  ------------
10.63      Renewal Revolving Note, dated June 25, 1996, made by Gargoyles, Inc. to
           U.S. Bank of Washington, National Association...........................
10.64      Renewal Acquisition Note, dated June 25, 1996, made by Gargoyles, Inc.
           to U.S. Bank of Washington, National Association........................
10.65      Consent on behalf of Alexi Lalas........................................
10.66      Consent of Mike Jacoby..................................................
10.67      Consent on behalf of Ken Griffey, Jr....................................
10.68      Consent on behalf of Scottie Pippen.....................................
10.69      Consent on behalf of Dale Earnhardt.....................................
10.70      Consent on behalf of Michele Taggart....................................
10.71      Consent of Tommy Moe....................................................
11.1       Computation of pro forma net income (loss) per share....................
16.1       Letter regarding change in accountants..................................
21.1       Subsidiaries of the registrant..........................................
23.1       Consent of Ernst & Young LLP, Independent Accountants...................
23.2*      Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto).................................................................
24.1       Power of Attorney.......................................................
24.2       Power of Attorney for William D. Ruckelshaus............................
27.1       Financial Data Schedule.................................................


- ---------------
+  Confidential Treatment Requested.

*  Filed herewith.